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                                                                 EXHIBIT  10.27

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

ALUMINUM SHAPES
AN ARCH AMERICA COMPANY



TO:      Gary Ihrke - Featherlite

FROM:    Scott Kendall

RE:      1st Qtr. Pricing (2001)

DATE:    October 26, 2000


         Please review the following price structure. Pricing is based on our telephone conversation of today, October 26, 2000.

              Quantity:        ***** lbs.
              Delivery:        1st Qtr. (2001) equal shipments
              Solid:           Based on *****
              Hollow:          Based on *****



Agreed upon:

/s/ Gary Ihrke

Gary Ihrke





SK294
ALUMINUM SHAPES L.L.C.    9000 River Road   Delair, NJ  08110